UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2014

CARLISLE COMPANIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9278	31-1168055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11605 N. Community House Road, Suite 600

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (704) 501-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                                 On and effective as of December 10, 2014, the Board of Directors of Carlisle Companies Incorporated (the “Company”) approved an amendment to Section 2.02 of the Company’s bylaws (the “Bylaws”) to (i) remove a prohibition on director nominees being party to an agreement or understanding with any person other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director and in lieu add a requirement that such an agreement or understanding be disclosed in the statement required to be provided to the Company’s secretary and (ii) add a requirement that director nominees disclose any changes in the information included in the statement required to be provided to the Company’s secretary.

The foregoing summary is qualified in its entirety by reference to the complete text of the Bylaws which is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Dated: December 12, 2014	By:	/s/ Steven J. Ford
Steven J. Ford
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Carlisle Companies Incorporated